EXHIBIT 10.1

                             MODIFICATION AGREEMENT

         THIS MODIFICATION AGREEMENT (the "Agreement") is made as of January 1, 2001 by and between SALES ONLINE DIRECT, INC., a Delaware corporation (the "Company") and the AUGUSTINE FUND, L.P. (The "Buyer").

                                   WITNESSETH

         On March 23, 2000 (the "Transaction Date"), the Company and the Buyer entered into a Securities Purchase Agreement (the "Purchase Agreement") pursuant to which the Buyer purchased from the Company a Series A Eight Percent Convertible Note (the "Note") convertible into shares of the Company's common stock, par value $.001 per share (the "Common Stock"), with the first payment of interest to be made on September 30, 2000 (the "Interest Due Date").

         In connection with the issuance of the Note, the Buyer was also granted a five-year warrant to purchase 300,000 shares of the Company's Common Stock and the placement agent, Delano Group Securities, LLC, was granted a warrant to purchase 100,000 shares (collectively, the "Warrants").

         In connection with the issuance of the Note and the Warrants, the Company and the Buyer executed a Registration Rights Agreement, pursuant to which the Company agreed to file with the Securities and Exchange Commission (the "Commission") within 180 days after the closing date (the "Filing Date") a Registration Statement for the resale of the shares of Common Stock issuable upon the conversion of the Note and the exercise of the Warrants (the Purchase Agreement, the Note, the Warrants, and the Registration Rights Agreement are collectively referred to herein as the "Transaction Documents"). The Registration Rights Agreement further provides that the Registration Statement shall be declared effective by the Commission by September 30, 2000 (the "Effectiveness Date") and if such Registration Statement is not filed by the Filing Date or declared effective by the Effectiveness Date, the Company shall pay certain liquidated damages to the Buyer.

         The Company and the Buyer agreed as of September 19, 2000 to extend (i) the Interest Due Date from September 30, 2000 to October 31, 2000, (ii) the Filing Date from the 180th day following the closing date to October 25, 2000, and (iii) the Effectiveness Date from September 30, 2000 to December 15, 2000.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Buyer hereby agrees as follows:

         1. Recitals; Definitions. The recitals set forth above are true and correct in every respect and are incorporated herein by reference. Any capitalized terms contained herein not defined herein shall have the meaning assigned to such term in the Purchase Agreement, Note, or Registration Rights Agreement.

         2. Amendment to Note. Section 3 of the Note is hereby amended by establishing the Applicable Percentage at 73%, provided that the Applicable Percentage shall decrease to 50% if the Registration Statement is not effective by July 15, 2001.


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         3. Amendment to Registration  Rights Agreement.  Section 7(e) captioned
Failure to File Registration Statement and Other Events is hereby amended waiving all of the liquidated damages except $30,000, provided such liquidated damages shall begin to accrue again on July 15, 2001 in the event the Registration Statement is not effective by that date.

         4. Grant of Security Interest. As consideration for the Buyer's financial accommodations in Sections 2 and 3 above, the Company agrees to grant a security interest in all of its assets as security for the Company's obligations under the Purchase Agreement. The terms of such grant of security interest shall be set forth separately.

         5. Not a Novation. The Company and the Buyer each ratifies and confirms all of its liabilities and obligations under the Transaction Documents and agrees that, except as expressly modified by this Agreement, the Transaction Documents continue in full force and effect. The Company and the Buyer agree that this Agreement shall not be construed as an agreement to extinguish the Company's original obligations under the Note and other Transaction Documents and shall not constitute a novation as to the obligations of the Company under the Note.

         6. Registration Rights Agreement and Note. The term "Registration Rights Agreement" shall hereinafter mean the Registration Rights Agreement dated the Transaction Date, as amended and modified by this Agreement. The term "Note" shall hereinafter mean the Series A Eight Percent Convertible Note dated the Transaction Date, as amended and modified by this Agreement.

         7. Amendment. The Transaction Documents may not be further amended, altered or extended without, in each instance, the prior written consent of the parties.

         8. Counterparts. This Agreement may be executed in any number of counterparts, all of which when taken together shall constitute one Agreement.

         9. Successors and Assigns. Whenever used herein the words "Company" and "Buyer" shall be deemed to include their respective successors and assigns. All words used herein shall be deemed to refer to the singular, plural, masculine, feminine or neuter as the identity of the person or entity or the context may require.

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

         IN  WITNESS  WHEREOF,  the  Company  and the  Buyer  have  caused  this
Agreement   to  be   executed   under  seal  as  of  the  date  above   written.

WITNESS/ATTEST:                            SALES ONLINE DIRECT, INC.



---------------------------                By:/s/Gregory Rotman
                                              ---------------------------------

                                           Name:Gregory Rotman
                                                -------------------------------
                                           Title:President and CEO
                                                 ------------------------------


                                           AUGUSTINE FUND, LLP

                                           By:Augustine Capital Management, LLC

/s/David Matteson
---------------------------                By:/s/John Porter
General Counsel                               ---------------------------------

                                           Name:John Porter
                                               --------------------------------
                                           Title:President
                                                 ------------------------------


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